SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:  October 21, 2004
(Date of earliest event reported)

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in the charter)

Delaware	0-28559	36-4408076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 South Wacker Drive, Suite 1200, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 660-5000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 21, 2004, the board of directors of Universal Access Global Holdings Inc. (UAXSQ.PK) (the “Company”) appointed Mr. Chris Conant as the Company’s Chief Operating Officer, effective as of October 16, 2004.  Mr. Conant, age 35, joined the Company in 1998.  Most recently, Mr. Conant served as the Senior Vice President of Operations.  Prior to that role, Mr. Conant held various positions with the Company, including positions in sales, marketing and IT development. Mr. Conant has no familial relationship with any officer or director of the Company, and does not have an employment agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

/s/ Randall R. Lay
Randall R. Lay, Chief Executive Officer